Note 15 - Derivative Financial Instruments (Details Textual) - Interest Rate Swap [Member] $ in Millions	Dec. 31, 2022 USD ($)	Jun. 16, 2022 USD ($)	Oct. 12, 2021 USD ($)	Apr. 16, 2020 USD ($)	Oct. 17, 2014
Eurobank [Member]
Derivative, Number of Instruments Held, Total	3				1
Derivative, Notional Amount	$ 60		$ 10	$ 30
Derivative, Fixed Interest Rate			1.09%	0.78%
Piraeus Bank S.A. [Member]
Derivative, Notional Amount		$ 20
Derivative, Fixed Interest Rate		3.41%